Exhibit 99.2

Franklin Street Properties Corp. Supplemental Operating & Financial Data 401 Edgewater Place ~Wakefield, MA 01880 781.557.1300.~ www.fspreit.com

Second Quarter 2025 Table of Contents

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	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	16
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	17-18
Financial Highlights	4	Leasing Activity	19
Income Statements	5	Lease Expirations by Square Feet	20
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	21
Cash Flow Statements	7	Capital Expenditures	22
Property Net Operating Income (NOI)	8

Reconciliation		Disposition Activity	23
FFO & AFFO	9
EBITDA	10	Net Asset Value Components	24
Property NOI	11
		Appendix: Non-GAAP Financial Measures Definitions
Debt Summary	12	FFO	25
		EBITDA and NOI	26
Capital Analysis	13	AFFO	27

Owned and Consolidated Portfolio Overview	14-15

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include adverse changes in general economic or local market conditions, including as a result of geopolitical events, the long-term effects of the COVID-19 pandemic and wars, terrorist attacks or other acts of violence, which may negatively affect the markets in which we and our tenants operate, the effects of changes in tariffs and trade policies, inflation rates, interest rates, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, adverse changes in energy prices, which if sustained, could negatively impact occupancy and rental rates in the markets in which we own properties, including energy-influenced markets such as Dallas, Denver and Houston, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal and trade policy and expenditures that cannot be anticipated such as utility rate and usage increases, delays in construction schedules, unanticipated increases in construction costs, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

			Addison Circle One, Addison, TX

June 30, 2025| Page 2

Company Information

Overview		Snapshot (as of June 30, 2025)

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on infill and central business district (CBD) office properties in the U.S. Sunbelt and Mountain West, as well as select opportunistic markets.  FSP is focused on long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Owned Properties	14
		Total Square Feet	4.8 Million
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	103,690,340

Our Business		Total Market Capitalization	$0.4 Billion (1)
As of June 30, 2025, the Company owned a portfolio of real estate consisting of 14 owned properties. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, for geographic, property specific reasons or for other general corporate purposes.		Insider Holdings	8.67%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	Eldridge Green, Houston, TX

Inquiries
Inquiries should be directed to: Georgia Touma
877.686.9496 or InvestorRelations@fspreit.com (1) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

June 30, 2025| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	30-Jun-25	31-Mar-25	31-Dec-24	30-Sep-24	30-Jun-24
Income Items:
Rental revenue	$26,715	$27,107	$28,375	$29,662	$30,818
Total revenue	26,715	27,107	28,375	29,682	30,830
Net loss	(7,876)	(21,435)	(8,526)	(15,622)	(21,023)
Adjusted EBITDA*	8,790	8,418	8,989	9,657	10,783
FFO*	2,516	2,727	2,707	2,665	3,721
AFFO*	(514)	(693)	(5,157)	(1,829)	518

Per Share Data:
Loss per share	$(0.08)	$(0.21)	$(0.08)	$(0.15)	$(0.20)
FFO*	$0.02	$0.03	$0.03	$0.03	$0.04
AFFO*	$(0.00)	$(0.01)	$(0.05)	$(0.02)	$0.01
Weighted Average Shares (diluted)	103,610	103,567	103,567	103,567	103,477
Closing share price	$1.64	$1.78	$1.83	$1.77	$1.53
Dividend declared	$0.01	$0.01	$0.01	$0.01	$0.01

Balance Sheet Items:
Real estate, net	$803,412	$810,327	$834,908	$837,349	$840,756
Other assets, net	99,831	106,039	112,023	144,164	171,771
Total assets, net	903,243	916,366	946,931	981,513	1,012,527
Total liabilities, net	278,543	282,980	291,074	316,094	330,450
Stockholders' equity	624,700	633,386	655,857	665,419	682,077

Market Capitalization and Debt:
Total Market Capitalization (a)	$419,870	$434,528	$439,859	$461,000	$461,457
Total debt outstanding (excluding unamortized financing costs)	$249,818	$250,179	$250,332	$277,687	$303,000
Debt to Total Market Capitalization	59.5%	57.6%	56.9%	60.2%	65.7%
Net Debt to Adjusted EBITDA ratio*	6.2	6.5	5.8	6.1	6.3

Owned Properties Leasing Statistics:
Owned properties assets	14	14	14	15	16
Owned properties total SF	4,807,663	4,806,456	4,806,253	4,966,398	5,264,416
Owned properties % leased	69.1%	69.2%	70.3%	70.4%	72.3%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.

*	See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

June 30, 2025| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

			For The					For the
	For the Three Months Ended		Six Months Ended	For the Three Months Ended				Year Ended
	31-Mar-25	30-Jun-25	30-Jun-25	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24

Revenue:
Rental	$27,107	$26,715	$53,822	$31,225	$30,818	$29,662	$28,375	$120,080
Other	—	—	—	—	12	20	—	32
Total revenue	27,107	26,715	53,822	31,225	30,830	29,682	28,375	120,112

Expenses:
Real estate operating expenses	10,095	10,701	20,796	11,019	11,027	11,574	11,423	45,043
Real estate taxes and insurance	5,369	4,191	9,560	5,936	5,727	5,512	5,541	22,716
Depreciation and amortization	10,824	10,626	21,450	11,625	11,482	10,911	10,756	44,774
General and administrative	3,484	3,281	6,765	4,159	3,635	3,275	2,815	13,884
Interest	5,691	6,339	12,030	6,846	7,082	6,585	5,911	26,424
Total expenses	35,463	35,138	70,601	39,585	38,953	37,857	36,446	152,841

Loss on extinguishment of debt	(2)	(3)	(5)	(137)	—	(477)	(428)	(1,042)
Gain (loss) on sale of properties and impairment of assets held for sale, net	(13,284)	384	(12,900)	(5)	(13,200)	(7,254)	(367)	(20,826)
Interest income	259	248	507	1,008	348	340	394	2,090
Loss before taxes	(21,383)	(7,794)	(29,177)	(7,494)	(20,975)	(15,566)	(8,472)	(52,507)
Tax expense	52	82	134	58	48	56	54	216

Net loss	$(21,435)	$(7,876)	$(29,311)	$(7,552)	$(21,023)	$(15,622)	$(8,526)	$(52,723)

Weighted average number of shares outstanding, basic and diluted	103,567	103,610	103,589	103,430	103,477	103,567	103,567	103,510

Net loss per share, basic and diluted	$(0.21)	$(0.08)	$(0.28)	$(0.07)	$(0.20)	$(0.15)	$(0.08)	$(0.51)

June 30, 2025| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	March 31,	June 30,	September 30,	December 31,
	2025	2025	2024	2024	2024	2024
Assets:
Real estate assets:
Land	$98,882	$98,883	$110,298	$105,298	$105,298	$105,298
Buildings and improvements	1,083,971	1,085,048	1,137,496	1,086,300	1,090,551	1,096,265
Fixtures and equipment	11,289	11,399	13,002	10,436	10,776	11,053
	1,194,142	1,195,330	1,260,796	1,202,034	1,206,625	1,212,616
Less accumulated depreciation	383,815	391,918	376,063	361,278	369,276	377,708
Real estate assets, net	810,327	803,412	884,733	840,756	837,349	834,908
Acquired real estate leases, net	3,737	3,309	5,971	5,306	4,695	4,205
Assets held for sale	5,685	—	38,947	67,823	32,926	—
Cash, cash equivalents and restricted cash	31,559	30,518	37,779	31,495	42,375	42,683
Tenant rent receivables, net	1,462	1,568	2,200	2,349	1,349	1,283
Straight-line rent receivable, net	37,724	37,839	40,357	38,901	38,432	37,727
Prepaid expenses and other assets	3,429	3,583	4,140	4,064	3,243	3,114
Office computers and furniture, net of accumulated depreciation	62	55	106	92	80	70
Deferred leasing commissions, net	22,381	22,959	24,730	21,741	21,064	22,941
Total assets	$916,366	$903,243	$1,038,963	$1,012,527	$981,513	$946,931

Liabilities and Stockholders’ Equity:
Liabilities:
Term loan payable, net of unamortized financing costs	$124,861	125,124	$149,169	$149,604	$137,601	$124,491
Series A & Series B Senior Notes	122,595	122,656	147,340	147,611	135,545	122,430
Accounts payable and accrued expenses	27,510	22,010	30,099	23,765	32,821	34,067
Accrued compensation	1,205	1,911	1,196	2,300	3,193	3,097
Tenant security deposits	6,156	6,289	6,268	6,248	6,120	6,237
Lease liability	612	515	953	859	763	707
Acquired unfavorable real estate leases, net	41	38	74	63	51	45
Total liabilities	282,980	278,543	335,099	330,450	316,094	291,074

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—
Common stock	10	10	10	10	10	10
Additional paid-in capital	1,335,361	1,335,586	1,335,091	1,335,361	1,335,361	1,335,361
Accumulated other comprehensive income	—	—	—	—	—	—
Accumulated distributions in excess of accumulated earnings	(701,985)	(710,896)	(631,237)	(653,294)	(669,952)	(679,514)
Total stockholders’ equity	633,386	624,700	703,864	682,077	665,419	655,857
Total liabilities and stockholders’ equity	$916,366	$903,243	$1,038,963	$1,012,527	$981,513	$946,931

June 30, 2025| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Six Months Ended June 30,

	2025	2024
Cash flows from operating activities:
Net loss	$(29,311)	$(28,575)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	22,818	24,604
Amortization of above and below market leases	—	(11)
Amortization of other comprehensive income into interest expense	—	(355)
Shares issued as compensation	225	270
Loss on extinguishment of debt	5	137
Loss on sale of properties and impairment of assets held for sale, net	12,900	13,205
Changes in operating assets and liabilities:
Tenant rent receivables	(285)	(158)
Straight-line rents	(4)	464
Lease acquisition costs	(115)	(292)
Prepaid expenses and other assets	(287)	(420)
Accounts payable and accrued expenses	(10,924)	(12,557)
Accrued compensation	(1,186)	(1,344)
Tenant security deposits	52	44
Payment of deferred leasing commissions	(2,247)	(2,748)
Net cash used for operating activities	(8,359)	(7,736)

Cash flows from investing activities:
Property improvements, fixtures and equipment	(7,320)	(13,247)
Proceeds received from sales of properties	6,099	34,326
Net cash provided by (used for) investing activities	(1,221)	21,079

Cash flows from financing activities:
Distributions to stockholders	(2,071)	(2,068)
Repayments of Bank note payable	—	(22,667)
Repayments of Term loans payable	(260)	(28,963)
Repayments of Series A&B Senior Notes	(254)	(50,370)
Deferred financing costs	—	(5,660)
Net cash used for financing activities	(2,585)	(109,728)
Net decrease in cash, cash equivalents and restricted cash	(12,165)	(96,385)
Cash, cash equivalents and restricted cash, beginning of period	42,683	127,880
Cash, cash equivalents and restricted cash, end of period	$30,518	$31,495

June 30, 2025| Page 7

(in thousands)
Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable
	Square Feet	Three Months Ended		Six Months Ended	Three Months Ended				Six Months Ended		%
(in thousands)	or RSF	31-Mar-25	30-Jun-25	30-Jun-25	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	30-Jun-24	Inc (Dec)	Change
Region
MidWest	758	1,356	1,758	3,114	1,640	1,665	1,278	1,170	3,305	(191)	(5.8)%
South	1,908	4,331	4,393	8,724	4,621	4,579	4,390	4,549	9,200	(476)	(5.2)%
West	2,142	5,849	5,516	11,365	6,204	6,224	6,037	5,670	12,428	(1,063)	(8.6)%
Property NOI* from Owned Properties	4,808	11,536	11,667	23,203	12,465	12,468	11,705	11,389	24,933	(1,730)	(6.9)%
Disposition and Acquisition Properties (a)	-	(193)	(108)	(301)	1,443	1,280	678	(266)	2,723	(3,024)	(10.3)%
Property NOI*	4,808	$11,343	$11,559	$22,902	$13,908	$13,748	$12,383	$11,123	$27,656	$(4,754)	(17.2)%

Same Store		$11,536	$11,667	$23,203	$12,465	$12,468	$11,705	$11,389	$24,933	$(1,730)	(6.9)%

Less Nonrecurring
Items in NOI* (b)		55	52	107	246	255	78	185	501	(394)	1.4%

Comparative
Same Store		$11,481	$11,615	$23,096	$12,219	$12,213	$11,627	$11,204	$24,432	$(1,336)	(5.5)%

(a)	We define Disposition and Acquisition Properties as properties that were sold or acquired or consolidated and do not have operating activity for all periods presented.
(b)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

June 30, 2025| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

			Six Months					Year
	Three Months Ended		Ended	Three Months Ended				Ended
	31-Mar-25	30-Jun-25	30-Jun-25	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24

Net loss	$(21,435)	$(7,876)	$(29,311)	$(7,552)	$(21,023)	$(15,622)	$(8,526)	$(52,723)
Loss (gain) on sale of properties and impairment of assets held for sale, net	13,284	(384)	12,900	5	13,200	7,254	367	20,826
Depreciation & amortization	10,824	10,626	21,450	11,619	11,476	10,907	10,755	44,757
NAREIT FFO*	2,673	2,366	5,039	4,072	3,653	2,539	2,596	12,860
Lease Acquisition costs	54	150	204	121	68	126	111	426
Funds From Operations (FFO)*	$2,727	$2,516	$5,243	$4,193	$3,721	$2,665	$2,707	$13,286

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$2,727	$2,516	$5,243	$4,193	$3,721	$2,665	$2,707	$13,286
Loss on extinguishment of debt	2	3	5	137	—	477	428	1,042
Amortization of deferred financing costs	685	683	1,368	680	818	767	703	2,968
Shares issued as compensation	—	225	225	—	270	—	—	270
Straight-line rent	70	(74)	(4)	206	258	785	720	1,969
Tenant improvements	(2,374)	(1,415)	(3,789)	(2,619)	(2,558)	(4,444)	(4,173)	(13,794)
Leasing commissions	(545)	(1,702)	(2,247)	(2,237)	(511)	(421)	(2,974)	(6,143)
Non-investment capex	(1,258)	(750)	(2,008)	(1,019)	(1,480)	(1,658)	(2,568)	(6,725)
Adjusted Funds From Operations (AFFO)*	$(693)	$(514)	$(1,207)	$(659)	$518	$(1,829)	$(5,157)	$(7,127)

Per Share Data:
Loss per share	$(0.21)	$(0.08)	$(0.28)	$(0.07)	$(0.20)	$(0.15)	$(0.08)	$(0.51)
FFO*	0.03	0.02	0.05	0.04	0.04	0.03	0.03	0.13
AFFO*	(0.01)	(0.00)	(0.01)	(0.01)	0.01	(0.02)	(0.05)	(0.07)

Weighted Average Shares (basic and diluted)	103,567	103,610	103,589	103,430	103,477	103,567	103,567	103,510

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

June 30, 2025| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

			Six Months					Year
	Three Months Ended		Ended	Three Months Ended				Ended
	31-Mar-25	30-Jun-25	30-Jun-25	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24

Net loss	$(21,435)	$(7,876)	$(29,311)	$(7,552)	$(21,023)	$(15,622)	$(8,526)	$(52,723)
Interest expense	5,691	6,339	12,030	6,846	7,082	6,585	5,911	26,424
Depreciation and amortization	10,824	10,626	21,450	11,619	11,476	10,907	10,755	44,757
Income taxes	52	82	134	58	48	56	54	216
EBITDA*	$(4,868)	$9,171	$4,303	$10,971	$(2,417)	$1,926	$8,194	$18,674
Loss on extinguishment of debt	2	3	5	137	—	477	428	1,042
Loss (gain) on sale of properties and impairment of assets held for sale, net	13,284	(384)	12,900	5	13,200	7,254	367	20,826
Adjusted EBITDA*	$8,418	$8,790	$17,208	$11,113	$10,783	$9,657	$8,989	$40,542

Interest expense	$5,691	$6,339	$12,030	$6,846	$7,082	$6,585	$5,911	$26,424
Scheduled principal payments	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$5,691	$6,339	$12,030	$6,846	$7,082	$6,585	$5,911	$26,424

Interest coverage ratio	1.48	1.39	1.43	1.62	1.52	1.47	1.52	1.53

Debt service coverage ratio	1.48	1.39	1.43	1.62	1.52	1.47	1.52	1.53

Debt excluding unamortized financing costs	$250,179	$249,818		$303,000	$303,000	$277,687	$250,332
Cash, cash equivalents and restricted cash	31,559	30,518		37,779	31,495	42,375	42,683
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$218,620	$219,300		$265,221	$271,505	$235,312	$207,649

Adjusted EBITDA*	$8,418	$8,790		$11,113	$10,783	$9,657	$8,989
Annualized	$33,672	$35,160		$44,452	$43,132	$38,628	$35,956

Net Debt-to-Adjusted EBITDA ratio*	6.5	6.2		6.0	6.3	6.1	5.8

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

June 30, 2025| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

			Six Months					Year
	Three Months Ended		Ended	Three Months Ended				Ended
	31-Mar-25	30-Jun-25	30-Jun-25	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24
Net loss	$(21,435)	$(7,876)	$(29,311)	$(7,552)	$(21,023)	$(15,622)	$(8,526)	$(52,723)
Add (deduct):
Loss on extinguishment of debt	2	3	5	137	—	477	428	1,042
Loss (gain) on sale of properties and impairment of assets held for sale, net	13,284	(384)	12,900	5	13,200	7,254	367	20,826
Management fee income	(380)	(334)	(714)	(462)	(443)	(422)	(386)	(1,713)
Depreciation and amortization	10,824	10,626	21,450	11,625	11,482	10,911	10,757	44,775
Amortization of above/below market leases	—	—	—	(6)	(6)	(5)	(1)	(18)
General and administrative	3,484	3,281	6,765	4,159	3,635	3,275	2,815	13,884
Interest expense	5,691	6,339	12,030	6,846	7,082	6,585	5,912	26,425
Interest income	(259)	(248)	(507)	(1,008)	(348)	(340)	(395)	(2,091)
Non-property specific items, net	132	152	284	164	169	270	152	755
Property NOI*	$11,343	$11,559	$22,902	$13,908	$13,748	$12,383	$11,123	$51,162

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

June 30, 2025| Page 11

Debt Summary (in thousands)

		Outstanding	Interest			Interest
	Maturity	Balance at:	Rate (a)			Rate at
	Date	30-Jun-25	Components			30-Jun-25

BofA Term Loan	1-Apr-26	$55,515	SOFR	+	4.00%	9.00%
BMO Term Loan Tranche B	1-Apr-26	70,936	SOFR	+	4.00%	9.00%
Series A Senior Notes	1-Apr-26	71,553				9.00%
Series B Senior Notes	1-Apr-26	51,814				9.00%

		$249,818				9.00%

●	The table above is a summary of our debt as of June 30, 2025. Additional information on our debt can be found in our Annual Report on Form 10-K for the year ended December 31, 2024, which may be updated in our future Quarterly Reports on Form 10-Q, on file with the U.S. Securities and Exchange Commission.
●	On February 21, 2024, we entered into an amendment to the credit agreement evidencing our BMO Term Loan Tranche B. On February 21, 2024, as part of the amendment to the credit agreement, we repaid a $29.0 million portion of the BMO Term Loan, so that $86.0 million of the principal amount remained outstanding. The amendment, among other items, extended the maturity date from October 1, 2024 to April 1, 2026.
●	On February 21, 2024, we entered into an amendment to the credit agreement evidencing our BofA Revolver. On February 21, 2024, as part of the amendment to the revolving line of credit agreement, we repaid a $22.7 million portion of the $90 million then outstanding, so that $67.3 million of the principal amount remained outstanding. The amendment, among other items, extended the maturity date from October 1, 2024 to April 1, 2026 and converted the revolving loan to a term loan.
●	On February 21, 2024, we entered into an amendment to the note purchase agreement evidencing our $200 million of Senior Notes. On February 21, 2024, as part of the amendment to the note purchase agreement, we repaid a $29.2 million portion of the Series A Notes, so that $86.8 million of the principal amount remained outstanding. On February 21, 2024, as part of the amendment to the note purchase agreement, we repaid a $21.2 million portion of the Series B Notes, so that $62.8 million of the principal amount remained outstanding. The amendment, among other items, changed the maturity date applicable to the Series A Notes from December 20, 2024 to April 1, 2026, and changed the maturity date applicable to the Series B Notes from December 20, 2027 to April 1, 2026.
●	On July 8, 2024, we sold a property located in Glen Allen, Virginia for a gross sales price of $31 million, and on July 10, 2024, we used approximately $25.5 million of net proceeds to repay our outstanding debt pari passu based on principal amounts then outstanding.
●	On October 23, 2024, we sold a property located in Atlanta, Georgia for a gross selling price of $34 million, and on October 25, 2024, we used approximately $27.4 million of net proceeds to repay our outstanding debt pari passu based on principal amounts then outstanding.
●	On March 4, 2025 and May 14, 2025, we received escrows in the aggregate of $0.6 million that were held from the sale of two properties and used approximately $0.5 million to repay our outstanding debt pari passu based on principal amounts then outstanding, resulting in the debt that remains outstanding included in the table above.
●	We incurred financing costs, some of which are deferred and amortized into interest expense during the terms of the loans we execute. We estimate the future annualized amount of the amortization included in interest expense will be approximately $2.7 million.

(a)	Interest rates exclude amortization of deferred financing costs.

June 30, 2025| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-25	30-Jun-25	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24
Market Data:
Shares Outstanding	103,567	103,690	103,430	103,567	103,567	103,567
Closing market price per share	$1.78	$1.64	$2.27	$1.53	$1.77	$1.83
Market capitalization	$184,349	$170,052	$234,787	$158,457	$183,313	$189,527
Total debt outstanding excluding unamortized financing costs	250,179	249,818	303,000	303,000	277,687	250,332
Total Market Capitalization	$434,528	$419,870	$537,787	$461,457	$461,000	$439,859

Dividend Data:
Total dividends declared for the quarter	$1,036	$1,035	$1,034	$1,034	$1,036	$1,036
Common dividend declared per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01
Declared dividend as a % of Net income (loss) per share	(5)%	(13)%	(14)%	(5)%	(7)%	(12)%
Declared dividend as a % of AFFO* per share	(149)%	(202)%	(157)%	200%	(57)%	(20)%

*See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 25.

June 30, 2025| Page 13

Owned & Consolidated Portfolio Overview

	As of the Quarter Ended
	30-Jun-25	31-Mar-25	31-Dec-24	30-Sep-24	30-Jun-24
Total Owned Properties:
Number of properties (a)	14	14	14	15	16
Square feet	4,807,663	4,806,456	4,806,253	4,966,398	5,264,416
Leased percentage	69.1%	69.2%	70.3%	70.4%	72.3%

Consolidated Property - Single Asset REIT (SAR):
Number of properties	—	1	1	1	1
Square feet	—	213,760	213,760	213,760	213,760
Leased percentage	—	4.1%	4.1%	4.1%	4.1%

Total Owned and Consolidated Properties:
Number of properties	14	15	15	16	17
Square feet	4,807,663	5,020,216	5,020,013	5,180,158	5,478,176
Leased percentage	69.1%	66.4%	67.5%	67.7%	69.7%

(a)	Includes properties that were classified as assets held for sale.

June 30, 2025| Page 14

Owned Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							Midwest Region
Dallas-Fort Worth							Minneapolis
Legacy Tennyson Center	Plano	TX	209,562	60.9%	51.0%	$31.48	121 South 8th Street	Minneapolis	MN	297,744	78.5%	75.9%	$21.52
Addison Circle	Addison	TX	289,333	67.7%	68.7%	35.45	801 Marquette Ave	Minneapolis	MN	129,691	91.8%	91.8%	25.13
Liberty Plaza	Addison	TX	217,841	68.9%	70.0%	27.55	Plaza Seven	Minneapolis	MN	330,096	51.0%	51.3%	28.17
							Midwest Region Total			757,531	68.8%	67.9%	$24.55
Houston
Park Ten	Houston	TX	157,609	94.0%	84.1%	27.75	West Region
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	29.70	Denver
Park Ten Phase II	Houston	TX	156,746	75.5%	66.9%	29.68	1999 Broadway	Denver	CO	682,639	50.4%	49.5%	$34.80
Westchase I & II	Houston	TX	629,025	65.1%	63.0%	26.77	Greenwood Plaza	Englewood	CO	196,236	65.0%	65.0%	31.00
							1001 17th Street	Denver	CO	650,607	75.1%	73.8%	36.53
							600 17th Street	Denver	CO	612,135	72.5%	72.7%	34.30
							West Region Total			2,141,617	65.5%	64.9%	$34.89

South Region Total			1,908,515	73.3%	70.2%	$29.39	Total Owned Properties			4,807,663	69.1%	67.5%	$30.98

(a)	Weighted Occupied Percentage for the six months ended June 30, 2025.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.

June 30, 2025| Page 15

Tenants by Industry (Owned Properties by Square Feet)

Medical & Social Services 2%
Communications 2%
Banking 3%
Other 3%
Wholesalers 4%
Real Estate 4%
General Business Services 5%
Insurance 5%
Architecture & Engineering 6%
Government 7%
Manufacturing 8%
Technology 8%
Legal Services 8%
Professional Services 10%
Oil & Gas 25%

June 30, 2025| Page 16

20 Largest Tenants with Annualized Rent and Remaining Term (Owned Properties)

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent (a)	Annualized Rent

1	CITGO Petroleum Corporation	1	93	248,399	5.2%	$7,707,821	7.5%
2	EOG Resources, Inc.	1	18	169,167	3.5%	6,460,488	6.3%
3	US Government (b)	2	7, 67	168,573	3.5%	6,518,833	6.4%
4	Kaiser Foundation Health Plan, Inc.	1	47	120,979	2.5%	4,160,024	4.1%
5	Deluxe Corporation	1	145	98,922	2.1%	3,003,982	2.9%
6	Ping Identity Corp.	1	12	89,856	1.9%	3,743,401	3.6%
7	Olin Corporation (c)	1	121	81,480	1.7%	1,804,252	1.8%
8	Permian Resources Operating, LLC	1	76	67,856	1.4%	2,968,252	2.9%
9	Hall and Evans LLC	1	50	65,878	1.4%	2,797,062	2.7%
10	Cyxtera Management, Inc.	1	55	61,826	1.3%	2,466,239	2.4%
11	Precision Drilling (US) Corporation	1	35	59,569	1.2%	2,125,422	2.1%
12	PwC US Group	1	43	54,334	1.1%	1,841,379	1.8%
13	Coresite, LLC (d)	1	125	49,518	1.0%	—	0.0%
14	Schwegman, Lundberg & Woessner, P.A.	1	31	46,269	1.0%	1,402,045	1.4%
15	Ark-La-Tex Financial Services, LLC.	1	21	41,011	0.8%	1,545,544	1.5%
16	Invenergy, LLC. (e)	1	126	35,088	0.7%	—	0.0%
17	Chevron U.S.A., Inc.	1	26	35,088	0.7%	1,509,135	1.5%
18	Moss, Luse & Womble, LLC (f)	1	134	34,071	0.7%	586,218	0.6%
19	QB Energy Operating, LLC.	1	92	34,063	0.7%	1,465,390	1.4%
20	International Business Machines Corporation (g)	1	6,72	31,564	0.7%	683,028	0.7%

			Total	1,593,511	33.1%	$52,788,515	51.6%

Footnotes on next page

June 30, 2025| Page 17

20 Largest Tenants with Annualized Rent and Remaining Term (Owned Properties)

Footnotes:

(a) Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at June 30, 2025 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) Includes 43,573 square feet expiring in 2026. The remaining 125,000 square feet expire in 2031.

(c) Includes 27,400 square feet that commenced on January 1, 2025, rent commences on August 1, 2025.

(d) Rent abated through November 30, 2025.

(e) Includes 28,013 square feet that commenced on December 20, 2024 with rent commencing on April 20, 2026; 3,146 square feet commencing on January 1, 2027; and 3,929 square feet commencing on January 1, 2028.

(f) Includes 17,182 square feet commencing on November 1, 2025.

(g) Includes 19,095 square feet expiring in 2025. The remaining 12,469 square feet expire in 2031.

June 30, 2025| Page 18

Leasing Activity (Owned Properties)

			Year	Year
	Six Months Ended		Ended	Ended
Leasing Activity	30-Jun-25	30-Jun-24	31-Dec-24	31-Dec-23
(in Square Feet - SF)
New leasing	16,000	92,000	171,000	228,000
Renewals and expansions	171,000	180,000	445,000	478,000
	187,000	272,000	616,000	706,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$31.89	28.10	$30.06	29.71
Weighted average lease term	6.3 Years	6.1 Years	6.3 Years	6.8 Years

Increase over average GAAP rents in prior year (a)	4.2%	12.0%	8.2%	7.4%

Average free rent	4 Months	4 Months	4 Months	6 Months
Tenant Improvements	$25.78	28.18	$26.06	22.42
Leasing Costs	$11.15	8.57	$9.72	10.56

(a)  The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

June 30, 2025| Page 19

Lease Expirations by Square Feet (Owned Properties)

June 30, 2025| Page 20

Lease Expirations with Annualized Rent per Square Foot (SF) (Owned Properties)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases (e)		Leases (b)	Leases	Leases	Total

2025	19	(c)	146,798		$4,483,980	$30.55	4.4%	4.4%
2026	40		571,296		21,312,037	37.30	20.8%	25.2%
2027	31		324,440		11,423,709	35.21	11.2%	36.4%
2028	25		242,052		7,569,417	31.27	7.4%	43.8%
2029	32		494,728		15,649,981	31.63	15.3%	59.1%
2030	19		250,882		6,161,512	24.56	6.0%	65.1%
2031	15		322,957		11,580,142	35.86	11.3%	76.4%
2032	6		58,607		1,233,487	21.05	1.2%	77.6%
2033	9		384,585		12,010,845	31.23	11.7%	89.3%
2034	7		85,260		1,712,038	20.08	1.7%	91.0%
2035 and thereafter	25		441,609	(d)	9,222,112	20.88	9.0%	100.0%
Leased total	228		3,323,214		$102,359,260	$30.80	100.0%
Owned property vacant SF			1,484,449
Total Portfolio Square Footage			4,807,663

(a)	The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.
(b)	Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at June 30, 2025 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.
(c)	Includes 2 leases that are month-to-month.
(d)	Includes 51,088 square feet that are non-revenue producing building amenities.

June 30, 2025| Page 21

Capital Expenditures (Owned and Consolidated Properties)

(in thousands)			Six Months
	For the Three Months Ended		Ended
	31-Mar-25	30-Jun-25	30-Jun-25

Tenant improvements	$2,374	$1,415	$3,789
Deferred leasing costs	545	1,702	2,247
Non-investment capex	1,258	750	2,008
Total Capital Expenditures	$4,177	$3,867	$8,044

	For the Three Months Ended				Year Ended
	31-Mar-24	30-Jun-24	30-Sep-24	31-Dec-24	31-Dec-24

Tenant improvements	$2,619	$2,558	$4,444	$4,173	$13,794
Deferred leasing costs	2,237	511	421	2,974	6,143
Non-investment capex	1,019	1,480	1,658	2,568	6,725
Total Capital Expenditures	$5,875	$4,549	$6,523	$9,715	$26,662

First generation leasing and investment capital expenditures was $0 for the six months ended June 30, 2025 and $0 for the year ended December 31, 2024.

June 30, 2025| Page 22

Disposition Activity (in thousands except for Square Feet)

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2025
Monument Circle	Indianapolis	IN	213,760	6/6/25	$6,000	$(12,911)

2024
Collins Crossing	Richardson	TX	300,887	1/26/24	$35,000	$(2,145)
Innsbrook	Glenn Allen	VA	298,183	7/8/2024	31,000	(13,247)
Pershing Park	Atlanta	GA	160,145	10/23/24	34,000	(27,511)

2023
Northwest Point	Elk Grove	IL	177,095	3/10/23	$29,125	$8,391
Forest Park	Charlotte	NC	64,198	8/9/23	9,200	(844)
Liberty Plaza (a)	Addison	TX	n/a	8/23/23	157	53
One Legacy Circle	Plano	TX	214,110	10/26/23	48,000	10,558
Blue Lagoon Drive	Miami	FL	213,182	12/6/23	68,000	(18,872)

2022
380 Interlocken	Broomfield	CO	240,359	8/31/22	$42,000	$5,665
390 Interlocken	Broomfield	CO	241,512	8/31/22	60,500	18,412
909 Davis	Evanston	IL	195,098	12/28/22	27,750	3,359

2021
One Ravinia	Atlanta	GA	386,602	5/27/21	$74,879	$29,075
Two Ravinia	Atlanta	GA	411,047	5/27/21	71,771	29
One Overton Park	Atlanta	GA	387,267	5/27/21	72,850	(6,336)
Loudoun Tech Center	Dulles	VA	136,658	6/29/21	17,250	(2,148)
River Crossing	Indianapolis	IN	205,729	8/31/21	35,050	(1,734)
Timberlake	Chesterfield	MO	234,496	9/23/21	44,667	6,184
Timberlake East	Chesterfield	MO	117,036	9/23/21	22,333	4,111
999 Peachtree	Atlanta	GA	621,946	10/22/21	223,900	86,766
Meadow Point	Chantilly	VA	138,537	11/16/21	25,500	1,878
Stonecroft	Chantilly	VA	111,469	11/16/21	14,500	(4,768)

2020
Emperor Boulevard	Durham	NC	259,531	12/23/20	$89,700	$41,928
(a)	Conveyance of approximately 7,826 square feet of land as part of a road revitalization project.

June 30, 2025| Page 23

Net Asset Value Components

(in thousands except per share data)
	As of
	30-Jun-25	Assets:		Other information:
Total Market Capitalization Values		Straight-line rent receivable	$37,839	Leased SF to be FFO producing
Shares outstanding	103,690.3	Assets held for sale	—	during 2025-2028 (in 000's)	69
Closing price	$1.64	Cash, cash equivalents and restricted cash	30,518
Market capitalization	$170,052	Tenant rent receivables	1,568	Straight-line rental revenue current quarter	$74
Debt	249,818	Prepaid expenses	3,090
Total Market Capitalization	$419,870	Office computers and furniture	55
		Other assets:
		Deferred financing costs, net	2,038
	3 Months	Other assets - Right-to-Use Asset	493
	Ended		$75,601
NOI Components	30-Jun-25

Same Store NOI (1)	$11,667
Acquisitions (1) (2)	—	Liabilities:
Property NOI (1)	11,667	Debt (excluding contra for unamortized financing costs)	$249,818	Footnotes to the components
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	23,921	(1) See pages 11 & 30 for definitions and reconciliations.
Stabilized portfolio	$11,667	Tenant security deposits	6,289
		Other liabilities: lease liability	515	(2) Includes NOI from acquisitions not in Same Store.
			$280,543
Financial Statement Reconciliation:				(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$26,715
Rental operating expenses	(10,701)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(4,191)
NOI from dispositions & acquisition properties	108			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(82)
Management & other fees (5)	(182)
Property NOI (1)	$11,667

June 30, 2025| Page 24

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on mortgage loans, properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

June 30, 2025| Page 25

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains or losses on extinguishment of debt, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments.  EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on extinguishment of debt, gains or losses on the sale of assets and excludes non-property specific income and expenses.  The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for all periods presented.  We also exclude properties that have been acquired, consolidated or placed in service, but that do not have operating activity for all periods presented, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

June 30, 2025| Page 26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding loss on extinguishment of debt that is non-cash, (3) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (4) excluding the effect of straight-line rent, (5) plus the amortization of deferred financing costs, (6) plus the value of shares issued as compensation and (7) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

June 30, 2025| Page 27

Investor Relations Contact

Georgia Touma ~ 877.686.9496

InvestorRelations@fspreit.com

Franklin Street Properties Corp.

Supplemental Operating & Financial Data

401 Edgewater Place ~Wakefield, MA 01880

781.557.1300 ~ www.fspreit.com

June 30, 2025| Page 28